UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 26, 2026

Blackstone Real Estate Income Trust, Inc.

(Exact Name of Registrant as Specified in its Charter)

Maryland	000-55931	81-0696966
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS. Employer Identification No.)

345 Park Avenue

New York, New York 10154

(Address of Principal Executive Offices) (Zip Code)

Registrant’s telephone number, including area code:

(212) 583-5000

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act: None

Title of each class	Trading Symbol(s)	Name of each exchange on which registered

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On February 26, 2026, the Board of Directors (the “Board”) of Blackstone Real Estate Income Trust, Inc. (the “Company”) appointed Paul Kolodziej as Chief Financial Officer and Treasurer of the Company, effective as of the close of business on February 27, 2026.

Concurrent with this appointment and effective as of the close of business on February 27, 2026, Anthony Marone stepped down from his role as the Company’s Chief Financial Officer and Treasurer. Mr. Marone will continue to serve as the Global Head of Real Estate Finance for Blackstone.

Mr. Kolodziej, 46, is a Managing Director with Blackstone Real Estate and served as the Company’s Deputy Chief Financial Officer from December 2023 to February 2026. He previously served as the Company’s Chief Accounting Officer and principal accounting officer from March 2019 to December 2023, and as the Company’s Controller from June 2016 to March 2019. Prior to joining Blackstone in June 2016, Mr. Kolodziej was a Senior Manager at PricewaterhouseCoopers LLP, where he provided assurance services to financial service clients focused on real estate investment trusts, private real estate funds and hedge funds. During his time at PricewaterhouseCoopers LLP, Mr. Kolodziej also completed a two-year rotation in PricewaterhouseCoopers LLP’s SEC Services Group within their National Office, focusing on client consultations over a wide range of matters related to security registrations and ongoing SEC filing requirements. Mr. Kolodziej received a B.S. in Accountancy from DePaul University and is a Certified Public Accountant.

Mr. Kolodziej is a Managing Director in Blackstone Real Estate and was requested by Blackstone to serve as Chief Financial Officer and Treasurer of the Company. There are no family relationships between Mr. Kolodziej and any director or executive officer of the Company and there are no transactions between him and the Company that would be required to be reported under Item 404(a) of Regulation S-K.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BLACKSTONE REAL ESTATE INCOME TRUST, INC.

Date: February 27, 2026

	By:	/s/ Leon Volchyok
	Name:	Leon Volchyok
	Title:	Chief Legal Officer